Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

RULE 13A-14(B)/15D-14(B) OF

THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In connection with the Quarterly Report of Lilis Energy, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Abraham Mirman
Abraham Mirman
Chief Executive Officer

May 12, 2017